Exhibit 99.2

NEW YORK & COMPANY Q1 2018 Earnings Presentation May 24,2018

Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements, including statements made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Some of these statements can be identified by terms and phrases such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “continue,” “could,” “may,” “plan,” “project,” “predict,” and similar expressions and references to assumptions that the Company believes are reasonable and relate to its future prospects, developments and business strategies. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include, but are not limited to: (i) the Company’s dependence on mall traffic for its sales and the continued reduction in the volume of mall traffic; (ii) the Company’s ability to anticipate and respond to fashion trends; (iii) the impact of general economic conditions and their effect on consumer confidence and spending patterns; (iv) changes in the cost of raw materials, distribution services or labor; (v) the potential for economic conditions to negatively impact the Company's merchandise vendors and their ability to deliver products; (vi) the Company’s ability to open and operate stores successfully; (vii) seasonal fluctuations in the Company’s business; (viii) competition in the Company’s market, including promotional and pricing competition; (ix) the Company’s ability to retain, recruit and train key personnel; (x) the Company’s reliance on third parties to manage some aspects of its business; (xi) the Company’s reliance on foreign sources of production; (xii) the Company’s ability to protect its trademarks and other intellectual property rights; (xiii) the Company’s ability to maintain, and its reliance on, its information technology infrastructure; (xiv) the effects of government regulation; (xv) the control of the Company by its sponsors and any potential change of ownership of those sponsors; and (xvi) other risks and uncertainties as described in the Company’s documents filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances. 2

The “New” • One of the largest women’s specialty retail apparel brands, nearly $1 billion in annual net sales • Celebrity Partnerships and Sub brands competitive points of assortment differentiation – – Eva Mendes and Gabrielle Union Partnerships represent nearly 10% of volume, growing at a double digit rate Lifestyle brand platform with strong sub brands (7th Avenue, SoHo Jeans, SoHo Street) • Dominant Digital Channel, representing over 30% of volume delivering multi-year double-digit CAGR and 100 million annual visits – 100% of store fleet omni-enabled • Flexible real estate portfolio – – – Nearly 65% of the fleet’s leases expiring before fiscal year-end 2019 Select new store openings in premier centers Closed approximately 150 stores over the past 5 years • $78 million in cash on-hand or $1.19 per share, with no debt • Strong, tenured leadership team, with women representing 62% of executive management and 50% of board of directors 3

Q1 2018 Results 4

Q1 2018 Financial Performance • • +2.7% comparable store sales increase, compared to the prior year’s (0.7%) comp decrease $3.5 million in GAAP operating income, compared to GAAP operating loss in the prior year of ($3.9) million, representing growth of $7.3 million – $4.3 million in non-GAAP operating income, compared to non-GAAP operating loss in the prior year of ($2.3) million, representing growth of $6.6 million • +130 basis point improvement in gross profit, to 32.0% compared to the prior year’s 30.7% and the highest gross margin rate achieved in the first quarter since 2005 • $0.05 GAAP earnings per diluted share, compared to the prior year’s ($0.07) loss per diluted share Operating Income (GAAP and non-GAAP) Net Sales Diluted EPS (GAAP) GAAP non-GAAP $218.8M $3.5M $4.3M $0.05 $209.9M ($0.07) Q1 2017 ($0.07) Q1 2017 $209.9M (0.7%) 29% Q1 2018 $218.8M 2.7% 31% Q1 2018 $0.05 Net Sales Comp Sales E-commerce Mix GAAP non-GAAP Diluted EPS ($3.9M) ($2.3M) Q1 2017 Q1 2018 GAAP non-GAAP GAAP non-GAAP Operating Income ($3.9M) ($2.3M) $3.5M $4.3M 5

Q1 2018 Financial Performance Summary • $9.0 million in EBITDA, compared to the prior year’s $1.9 million representing an improvement of $7.2 million. • $78.0 million in cash on-hand, representing $1.19 in cash per share with no debt Q1 2018 Guidance Net Sales Positive Low to Mid-Single Digit Percentage Comparable Sales Positive Low Single Digit Percentage Gross Margin Improve by +150 to +200 basis points Selling, General, and Administrative Decrease by approximately (100) basis points Non-GAAP Operating Income $2 million to $3 million Adjusted EBITDA $8 million to $9 million 6 2018 Results High End, $218.8M High End, +2.7% Slight Miss, +130 basis points Beat, (210) basis points Beat, $4.3M High End, $9.0M 2017 $209.9M (0.7%) 30.7% 32.5% ($2.3M) $3.5M

Q1 Key Achievements • Positive Store and E-commerce comp sales • E-commerce growth, now representing 31% of net sales • Celebrity growth continued to expand at a double-digit rate, representing 10% of sales • Traffic growth continued to outperform industry benchmarks • Launched Fashion to Figure, opened 8 locations and E-commerce in February, enabling entry into the plus-size market • $78 million in cash on-hand or $1.19 per share, with no debt – Prepaid the remaining outstanding balance on its Term loan of $11.5 million, saving $0.5 million of interest expense in 2018 and $1 million of interest expense over the remaining term 7

Spring 2018 Outlook 8

Q2 2018 Strategic Initiatives Our 2018 Strategic Initiatives include: • Growing our Celebrity Collaborations to deliver a differentiated customer experience, introducing a 3rd celebrity in 2018 • Expanding Brand Awareness and Engagement, with a focus on customer acquisition and retention • Increasing Runway Rewards sales and customers, our credit loyalty program • Growing our e-commerce digital channel and drive higher profitability from omni-channel programs • Optimizing our real estate, with store rationalization and select openings in premier centers • Driving continued efficiencies and manage overall cost structure 9

Spring Season 2018 Guidance Spring Season Net Sales Comparable Sales Gross Margin Selling, General, and Administrative (non-GAAP) Non-GAAP Operating Income Adjusted EBITDA Guidance provided as of May 24, 2018 10 2017 2018 Guidance $434.0M (0.9%) 30.8% 30.5% $1.2M $12.3M Positive Low Single Digit Percentage Positive Low Single Digit Percentage Improve by up to +50 basis points Decrease by approximately (50) basis points $5 million to $6 million (increase from prior) $17 million to $18 million (increase from prior)

Appendix 11

Q1 2018 P&L Summary Q1 P&L Summary 2018 % of Sales 2017 % of Sales Net Sales $218,829 $209,857 Comp% 2.7% (0.7%) Gross Profit $69,961 32.0% $64,422 30.7% SG&A Expense $66,486 30.4% $68,274 32.5% Operating Income (Loss) $3,475 1.6% ($3,852) (1.8%) Net Income (Loss) $3,086 1.4% ($4,247) (2.0%) Net Income (Loss) per Diluted Share $0.05 ($0.07) Weighted Average Diluted Shares Outstanding 65,404 63,181 12

Comp Sales Trend Comparable Sales Trend Key Drivers to Q1 Comp Growth - Positive Comps in Stores and E-commerce - E-commerce growth to 31% of sales 3.0% 2.7% - Celebrity expansion by double-digit growth rate (0.7%) (1.1%) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Comp Sales (0.7%) (1.1%) 2.2% 3.0% 2.7% 13 2.2%

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